PACE Select	Prospectus Supplement

PACE® Select Advisors Trust

PACE® Government Money Market Investments

Supplement to the standalone prospectus (the “Standalone Prospectus”) for PACE Government Money Market Investments (the “fund”) and the prospectus relating to Class P shares (the “Class P Prospectus” and together with the Standalone Prospectus, the “Prospectuses”), each dated November 28, 2015, as supplemented

March 29, 2016

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectuses regarding disclosure of portfolio holdings and market-based net asset values for the fund. These disclosure changes are being made to comply with new regulatory requirements that will become effective on April 14, 2016.

The Prospectuses are hereby supplemented as shown below.

Effective April 14, 2016, the section captioned “Disclosure of portfolio holdings,” on page 148 of the Class P Prospectus is revised by replacing the third paragraph, and on page 13 of the Standalone Prospectus is revised by replacing the second paragraph, of that section in its entirety with the following:

PACE Government Money Market Investments will disclose on UBS AM’s Web site, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund. This information will be posted on the UBS Web site at the following internet address: http://www.ubs.com/usmoneymarketfundsholdings. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Forms N-MFP will be available on the SEC’s Web site; UBS AM’s Web site will also contain a link to these filings, when available. The UBS AM Web site will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund’s total assets invested in daily and weekly liquid assets; (2) the fund’s daily net inflows and outflows; and (3) the fund’s current market-based net asset value per share.

Effective April 14, 2016, the section captioned “Disclosure of market-based net asset values” on page 148 of the Class P Prospectus and page 13 of the Standalone Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

On each business day, PACE Government Money Market Investments will post its market-based net asset value per share (“market-based NAV”) for the prior business day on the UBS Web site at http://www.ubs.com/usmoneymarketfundsholdings.

PLEASE RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-799